UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

July 13, 2015
Date of Report (Date of earliest event reported)

KONARED CORPORATION
(Exact name of small business issuer as specified in its charter)

Nevada	000-55208	99-0366971
(State or other jurisdiction of	(Commission	(IRS Employer Identification
incorporation or	File Number)	Number)
organization)

2829 Ala Kalanikaumaka St., Suite F-133, Koloa, HI 96756
(Address of principal executive offices) (Zip Code)

Phone: (808) 212-1553
(Registrant’s telephone number)

Copies to:
Gregory Sichenzia, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01  Other Events

KonaRed Corporation (“the Company”) (OTCQB: KRED) today issued three investor oriented releases aimed at highlighting the Company's new distribution channels, upcoming new product rollouts and expansion outlook for 2015.

These releases include: a letter to shareholders, an investor brochure and an investor fact sheet. Copies of each are attached hereto and were mailed to shareholders of the Company on, or around, July 11, 2015.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	KonaRed Corporation Letter to Shareholders
99.2	KonaRed Corporation Brochure
99.3	KonaRed Corporation Investor Fact Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KONARED CORPORATION

/s/ Shaun Roberts
Shaun Roberts
President and CEO
July 13, 2015